FORUM FUNDS/MONARCH FUNDS
                                POWER OF ATTORNEY


      KNOW ALL MEN BY  THESE  PRESENTS,  that  James C.  Cheng  constitutes  and appoints  David M.  Whitaker,  Leslie K. Klenk and Carl A.  Bright,  and each of them,  as true and  lawful  attorneys-in-fact  and  agents  with  full  power of substitution  and  resubstitution,  for him and in his name, place and stead, in any and all capacities to sign the  Registration  Statement on Form N-1A or Form

N-14 and any or all amendments  thereto of Forum Funds and Monarch Funds, and to file the same with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises,  as  fully  to all  intents  and  purposes  as he might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents or their  substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.



                                          /s/ James C. Cheng
                                          ------------------------
                                          James C. Cheng


Dated:  November 9, 2005

                            FORUM FUNDS/MONARCH FUNDS
                                POWER OF ATTORNEY


      KNOW  ALL MEN BY THESE  PRESENTS,  that  John Y.  Keffer  constitutes  and appoints  David M.  Whitaker,  Leslie K. Klenk and Carl A.  Bright,  and each of them,  as true and  lawful  attorneys-in-fact  and  agents  with  full  power of substitution  and  resubstitution,  for him and in his name, place and stead, in any and all capacities to sign the  Registration  Statement on Form N-1A or Form

N-14 and any or all amendments  thereto of Forum Funds and Monarch Funds, and to file the same with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises,  as  fully  to all  intents  and  purposes  as he might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents or their  substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.


                                          /s/ John Y. Keffer
                                          ------------------------
                                          John Y. Keffer


Dated:  November 9, 2005

                            FORUM FUNDS/MONARCH FUNDS
                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE  PRESENTS,  that Costas  Azariadis  constitutes  and appoints  David M.  Whitaker,  Leslie K. Klenk and Carl A.  Bright,  and each of them,  as true and  lawful  attorneys-in-fact  and  agents  with  full  power of substitution  and  resubstitution,  for him and in his name, place and stead, in any and all capacities to sign the  Registration  Statement on Form N-1A or Form

N-14 and any or all amendments  thereto of Forum Funds and Monarch Funds, and to file the same with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises,  as  fully  to all  intents  and  purposes  as he might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents or their  substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.



                                          /s/ Costas Azariadis
                                          --------------------------
                                          Costas Azariadis

Dated:  November 9, 2005

                            FORUM FUNDS/MONARCH FUNDS
                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE  PRESENTS,  that J. Michael Parish  constitutes  and appoints  David M.  Whitaker,  Leslie K. Klenk and Carl A.  Bright,  and each of them,  as true and  lawful  attorneys-in-fact  and  agents  with  full  power of substitution  and  resubstitution,  for him and in his name, place and stead, in any and all capacities to sign the  Registration  Statement on Form N-1A or Form

N-14 and any or all amendments  thereto of Forum Funds and Monarch Funds, and to file the same with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises,  as  fully  to all  intents  and  purposes  as he might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents or their  substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.



                                          /s/ J. Michael Parish
                                          ------------------------
                                          J. Michael Parish

Dated:  November 9, 2005